Exhibit 3.1

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 7, 2019 08:20 AM Pacific Time

Incorporation Number: C0867178

Recognition Date and Time: Continued into British Columbia on November 25, 2009 03:15 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

EDESA BIOTECH, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117	1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117	1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Pay, Paul William

Mailing Address:	Delivery Address:
100 SPY COURT	100 SPY COURT
MARKHAM ON L3R 5H6	MARKHAM ON L3R 5H6
CANADA	CANADA

Last Name, First Name, Middle Name:
Johnson, Lorin K.

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE	1500 ROYAL CENTRE
VANCOUVER BC V5E 4N7	VANCOUVER BC V5E 4N7
CANADA	CANADA

Last Name, First Name, Middle Name:
Sistilli, Carlo

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE	1500 ROYAL CENTRE
VANCOUVER BC V5E 4N7	VANCOUVER BC V5E 4N7
CANADA	CANADA

Last Name, First Name, Middle Name:
MacDonald, Sean

Mailing Address:	Delivery Address:
100 SPY COURT	100 SPY COURT
MARKHAM ON L3R 5H6	MARKHAM ON L3R 5H6
CANADA	CANADA

Last Name, First Name, Middle Name:
OAKES, FRANK R.

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE	1500 ROYAL CENTRE
VANCOUVER BC V5E 4N7	VANCOUVER BC V5E 4N7
CANADA	CANADA

Last Name, First Name, Middle Name:
Nijhawan, Pardeep

Mailing Address:	Delivery Address:
100 SPY COURT	100 SPY COURT
MARKHAM ON L3R 5H6	MARKHAM ON L3R 5H6
CANADA	CANADA

Last Name, First Name, Middle Name:
van der Velden, Peter

Mailing Address:	Delivery Address:
100 SPY COURT	100 SPY COURT
MARKHAM ON L3R 5H6	MARKHAM ON L3R 5H6
CANADA	CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

March 27, 2018

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached

2. No Maximum	Preferred Shares	Without Par Value

With Special Rights or
Restrictions attached